SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 1, 2001


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         California                     1-10709                 95-4300881
         ----------                     -------                 ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


               701 Western Avenue, Glendale, California 91201-2397
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits
         --------

         99.1     Press release dated June 1, 2001.

         99.2     Press release dated June 4, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

         On June 1, 2001, the Company issued a press release announcing the acquisition of a total of 12 office and flex space buildings in Fairfax, Virginia, the expansion of its executive ranks and leasing activity on its development properties. One June 4, 2001, the Company issued a press release announcing an agreement to issue $20 million of 9 1/2% Cumulative Preferred Stock, Series D. The Company is attaching the press releases as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K. The information included pursuant to this Item 9 (including the exhibits) shall not be deemed to be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.


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

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PS BUSINESS PARKS, INC.


Date:  June 4, 2001                                       By:  /s/ Jack Corrigan
                                                               -----------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer


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

News Release                                                        Exhibit 99.1
PS Business Parks, Inc.
701 Western Avenue
P.O. Box 25050
Glendale, CA  91221-5050
www.psbusinessparks.com

--------------------------------------------------------------------------------

                                       For Release:     Immediately
                                       Date:            June 1, 2001
                                       Contact:         Mr. Jack Corrigan
                                                        (818) 244-8080, Ext. 663


PS BUSINESS PARKS, INC. ANNOUNCES THE ACQUISITION OF A BUSINESS PARK, THE EXPANSION OF ITS EXECUTIVE RANKS AND LEASING ACTIVITY ON ITS DEVELOPMENT PROPERTIES.

GLENDALE, CALIFORNIA - PS Business Parks, Inc. (AMEX: PSB) acquired 12 buildings known as the Prosperity Business Campus in Fairfax County, Virginia at a cost of $88.4 million. The acquisition was funded with the Company's existing cash. The 12 buildings consist of four office buildings (355,000 square feet) and eight flex-space buildings (302,000 square feet). The buildings are located in the Merrifield/Tysons Corner corridor adjacent to the Capital Beltway and within walking distance of a Washington, D.C. Metro Station. Based on market information, the Company believes the property contains approximately 25% of the flex space in the Merrifield/Tysons Corner submarket and represents the largest concentration of flex space under a single ownership in this submarket. This acquisition significantly increases the Company's market share in the overall Northern Virginia market to 2.5 million square feet. The Company's total square footage increases to 13.3 million rentable square feet. The Company will continue to apply a disciplined approach to its acquisition program while seeking additional acquisitions in this and other markets across the country.

MANAGEMENT CHANGES
------------------

The Company expanded its executive ranks with the promotion of Maria Hawthorne to Divisional Officer for the Northern Virginia Division. Ms. Hawthorne has been with the Company and its predecessors for the past sixteen years. For the last twelve years, Ms. Hawthorne has had direct responsibility for property management, leasing and third party management for the Eastern Region (primarily Northern Virginia). Ms. Hawthorne earned her Bachelor of Arts degree from Pomona College and is a Certified Property Manager (CPM) candidate.

DEVELOPMENT UPDATE
------------------

The Company has two flex space developments that were completed in the fourth quarter of 2000 in Northern Virginia (144,000 square feet) and in the Las
Colinas submarket of Dallas, Texas (100,000 square feet). The Company made significant progress during May leasing up its developments in Las Colinas by leasing 60,000 square feet. These two developments are now 54% leased. In addition, the Company continued development of a 94,000 square foot office building in the Beaverton submarket of Portland, Oregon expected to be completed later this month. This development is 25% pre-leased.

COMPANY INFORMATION
-------------------

PSB is a self-advised and self-managed equity real estate investment trust specializing in the ownership, management, acquisition, development and redevelopment of business parks containing principally office "flex" space. The Company defines "flex" space as buildings that are configured with a combination of office and warehouse space and can be designed to fit an almost limitless number of uses (including office, assembly, showroom, laboratory, light manufacturing and warehouse under one roof). As of June 1, 2001, PSB had interests in 152 commercial properties (approximately 13.3 million net rentable square feet) with approximately 3,500 customers located in 9 states, concentrated primarily in California (5,043,000 sq. ft.), Texas (2,881,000 sq. ft.), Oregon (1,191,000 sq. ft.), Virginia (2,479,000 sq. ft.) and Maryland (866,000 sq. ft.).


Additional information about PS Business Parks, Inc. is available on the Internet. The Company's web site is www.psbusinessparks.com.
                                    -----------------------

FORWARD-LOOKING STATEMENTS
--------------------------


When used within this press release, the words "expects," "believes," "anticipates," "should," "estimates," and similar expressions are intended to identify "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company's facilities, the Company's ability to evaluate, finance, and integrate acquired and developed properties into the Company's existing operations; the Company's ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing Real Estate Investment Trusts; the impact of general economic conditions upon rental rates and occupancy levels at the Company's facilities; the availability of permanent capital at attractive rates, the outlook and actions of Rating Agencies and risks detailed from time to time in the Company's SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

News Release                                                        Exhibit 99.2
PS Business Parks, Inc.
701 Western Avenue
P.O. Box 25050
Glendale, CA  91221-5050
www.psbusinessparks.com

--------------------------------------------------------------------------------

                                       For Release:     Immediately
                                       Date:            June 4, 2001
                                       Contact:         Mr. Jack Corrigan
                                                        (818) 244-8080, Ext. 663

PS BUSINESS PARKS, INC. ANNOUNCES AGREEMENT TO ISSUE $20 MILLION OF 9 1/2% CUMULATIVE PREFERRED STOCK, SERIES D.

GLENDALE, CALIFORNIA - PS Business Parks, Inc. (AMEX: PSB) announced today that it had agreed to issue 800,000 depositary shares, each representing 1/1,000 of a share of the Company's 9 1/2% Cumulative Preferred Stock, Series D (AMEX:
PSBPrD) at $25.00 per share. The Company expects to issue these shares on or about June 18, 2001 and intends to apply to have these shares listed on the AMEX. Net proceeds will be used for investment in real estate and general corporate purposes.

COMPANY INFORMATION
-------------------

PSB is a self-advised and self-managed equity real estate investment trust specializing in the ownership, management, acquisition, development and redevelopment of business parks containing principally office "flex" space. The Company defines "flex" space as buildings that are configured with a combination of office and warehouse space and can be designed to fit an almost limitless number of uses (including office, assembly, showroom, laboratory, light manufacturing and warehouse under one roof). As of June 1, 2001, PSB had interests in 152 commercial properties (approximately 13.3 million net rentable square feet) with approximately 3,500 customers located in 9 states, concentrated primarily in California (5,043,000 sq. ft.), Texas (2,881,000 sq. ft.), Oregon (1,191,000 sq. ft.), Virginia (2,479,000 sq. ft.) and Maryland (866,000 sq. ft.).


Additional information about PS Business Parks, Inc. is available on the Internet. The Company's web site is www.psbusinessparks.com.
                                    -----------------------